NATIONWIDE MUTUAL FUNDS
Nationwide Fund
Nationwide Growth Fund
Nationwide Large Cap Value Fund
Nationwide Value Fund

Supplement dated October 15, 2010
to the Prospectus dated October 15, 2010

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have meanings assigned to them in the Prospectus.

Nationwide Large Cap Value Fund

On September 14, 2010, a majority of the Board of Trustees (the “Board”) of Nationwide Mutual Funds (the “Trust”), including a majority of the trustees who are deemed to be non-interested under the Investment Company Act of 1940, as amended, adopted a Plan of Reorganization between the Nationwide Large Cap Value Fund (the “Large Cap Value Fund”) and the Nationwide Fund, each a series of the Trust, whereby the Large Cap Value Fund would be merged into the Nationwide Fund.

The Board’s decision to reorganize the Large Cap Value Fund is subject to approval of the Large Cap Value Fund’s shareholders.  In the near future, shareholders of the Large Cap Value Fund will receive a proxy statement/prospectus that contains more information about the merger and the Nationwide Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE